Exhibit 10.2

EXECUTION VERSION

FIRST AMENDMENT TO

CREDIT AGREEMENT

FIRST AMENDMENT, dated as of January 7, 2010 (this “Amendment”), to the CREDIT AGREEMENT, dated as of November 30, 2009 (as the same may be further amended, supplemented, extended or restated, or otherwise modified from time to time, the “Credit Agreement”), among SEMGROUP CORPORATION (“Parent”), a corporation organized under the Laws of Delaware, SEMCRUDE, L.P. (“SemCrude”), a limited partnership organized under the Laws of Delaware, SEMSTREAM, L.P. (“SemStream”), a limited partnership organized under the Laws of Delaware, SEMCAMS ULC (“SemCAMS”), an unlimited company organized under the Laws of Nova Scotia, SEMCANADA CRUDE COMPANY (“SemCanada Company”), an unlimited company organized under the Laws of Nova Scotia, SEMGAS, L.P. (“SemGas” and, together with Parent, SemCrude, SemStream, SemCAMS and SemCanada Company, the “Borrowers”, and each a “Borrower”), a limited partnership organized under the Laws of Oklahoma, the several banks and other financial institutions or entities from time to time parties thereto as revolving lenders or as credit-linked lenders, BNP PARIBAS, a bank organized under the Laws of the Republic of France, as administrative agent (together with any successor Administrative Agent, in such capacity the “Administrative Agent”) and as collateral agent, BNP Paribas Securities Corp., Banc of America Securities LLC and Calyon New York Branch as joint lead arrangers, Bank of America, N.A. as syndication agent and Calyon New York Branch as documentation agent.

RECITALS

WHEREAS, the Borrowers have requested that the Lenders amend the Credit Agreement to extend the timeframe for delivery of a permanent risk management policy and to make certain other amendments as set forth herein; and

WHEREAS, the Lenders have agreed to amend the Credit Agreement solely upon the terms and conditions set forth herein;

NOW, THEREFORE, in consideration of the premises and the agreements hereinafter set forth, the parties hereto hereby agree as follows:

1. Defined Terms. Unless otherwise noted herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

2. Section 1.1 of the Credit Agreement is hereby amended as follows:

(a) the definition of “Approved Capex Rollover Amount” is amended and restated as follows:

“Approved Capex Rollover Amount”: with respect to any Loan Party for any Fiscal Year, 50% (or such higher percentage as may be agreed to by each member of the Instructing Group) of the Approved Capex Capacity for such Loan Party as of the last day of the immediately preceding Fiscal Year, which “Approved Capex Rollover Amount” shall, subject to clause (iv)(B) of the definition of “Approved Capex”, be used solely for specific purposes approved in advance by each member of the Instructing Group.

(b) the definition of “Cash Management Bank” is amended by adding the words “and Bank of Montreal.” immediately after the words “Bank of America, N.A.” in clause (b) thereof;

(c) the definition of “Long Tenor Letters of Credit” is amended by deleting the words “Trade Letters of Credit,” immediately after the word “any” in clause (a) thereof;

(d) the definition of “Marked-to-Market Report” is hereby amended and restated as follows:

“Marked-to-Market Report”: a comprehensive marked-to-market report of the Loan Parties’ Eligible Commodities purchase and sale positions identified in the related Position Report in form and substance reasonably similar to Exhibit S. Such report shall include all positions for all current and future time periods and cover all instruments that create either an obligation to purchase or sell Eligible Commodities or that generate price exposure and shall include unrealized marked-to-market margin for the position considered. The positions shall include, but not be limited to, positions under Physical Commodity Contracts for spot purchase and sale of Eligible Commodities, Forward Contracts, exchanges, Commodity OTC Agreements, Futures Contracts and Transportation and Storage Contracts; provided that the Borrowers’ Agent has until (a) on or before the 60th day following the Closing Date to include Transportation and Storage Contracts on an unmatched basis and separately identified in the Marked-to-Market Report and (b) on or before the 90th day following the Closing Date to include Transportation and Storage Contracts matched against offsetting hedges in the calculation of the Positions and Net Basis Limits. For the avoidance of doubt, line fill or tank bottom volumes in transportation or storage facilities owned by any Borrower shall not be included in any Marked-to-Market Report.

(e) the definition of “Trade Letter of Credit” is amended and restated as follows:

“Trade Letter of Credit”: a commercial or standby Letter of Credit with a maximum tenor of no more than ninety (90) days supporting the purchase of Eligible Commodities within sixty (60) days following the date of issuance or the latest extension of such Letter of Credit that will give rise to Eligible Inventory and/or an Eligible Account Receivable.

3. Section 7.10(b) of the Credit Agreement is amended and restated as follows:

(b) On or before January 15, 2010, deliver to the Administrative Agent for delivery to the Lenders a proposed permanent written credit and risk management policy and practices that will (upon approval thereof, including the position limits and other limits set forth therein, by the Agents and Supermajority Lenders) replace the Trading Protocol (as may be modified from time to time in accordance with Section 8.16, the “Comprehensive Risk Management Policy”).

4. Section 8.1(f) of the Credit Agreement is amended and restated as follows:

Minimum Cumulative EBITDA. Permit as of the last day of each month specified below, the Consolidated EBITDA for the Applicable Measurement Period ended on the last day of such month to be less than the amount specified below for such month:

Month	Minimum Cumulative EBITDA
December 2009	$2,000,000
January 2010	$9,000,000
February 2010	$16,500,000
March 2010	$20,500,000
April 2010	$27,500,000
May 2010	$34,500,000
June 2010	$40,500,000

5. Conditions to Effectiveness. This Amendment shall become effective upon the date (the “Amendment Effective Date”) on which the Administrative Agent shall have received:

(a) This Amendment executed and delivered by a duly authorized officer of each Borrower and the Administrative Agent.

(b) An Acknowledgement and Consent, substantially in the form of Exhibit A (the “Acknowledgement and Consent”), duly executed and delivered by each Loan Party.

(c) A Lender Consent Letter, substantially in the form of Exhibit B (a “Lender Consent Letter”), duly executed and delivered by the Required Lenders.

6. Representations and Warranties. Each Borrower hereby represents and warrants to the Administrative Agent and each Lender that as of the Amendment Effective Date (before and after giving effect to this Amendment):

(a) Each Loan Party has the requisite power and authority to make, deliver and perform this Amendment and the Acknowledgement and Consent (collectively, the “Amendment Documents”) to which it is a party.

(b) Each Loan Party has taken all necessary corporate or other action to authorize the execution, delivery and performance of the Amendment Documents to which it is a party. No consent or authorization of, filing with, notice to or other act by or in respect of, any Governmental Authority or any other Person is required in connection with the Amendment Documents, or the execution, delivery, performance, validity or enforceability of this Amendment or the other Amendment Documents, except (i) consents, authorizations, filings and notices which have been obtained or made and are in full force and effect and (ii) the filings contemplated by Section 5.4 of the Credit Agreement. Each Amendment Document has been duly executed and delivered on behalf of each Loan Party that is a party thereto. Each Amendment Document and the Credit Agreement, as amended hereby (the “Amended Credit Agreement”) constitutes a legal, valid and binding obligation of each Loan Party that is a party thereto, enforceable against each such Loan Party in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law).

(c) The execution, delivery and performance of the Amendment Documents will not violate any Requirement of Law or any Contractual Obligation of any Borrower or any of their respective Subsidiaries and will not result in, or require, the creation or imposition of any Lien on any of their respective properties or revenues pursuant to any Requirement of Law or any such Contractual Obligation (other than the Liens created by the Security Documents).

(d) Each of the representations and warranties made by any Loan Party herein or in or pursuant to the Loan Documents is true and correct in all material respects on and as of the Amendment Effective Date as if made on and as of such date (except that any representation or warranty which by its terms is made as of an earlier date shall be true and correct in all material respects as of such earlier date).

(e) The Borrowers and the other Loan Parties have performed in all material respects all agreements and satisfied all conditions which this Amendment and the other Loan Documents provide shall be performed or satisfied by the Borrowers or the other Loan Parties on or before the Amendment Effective Date.

(f) After giving effect to this Amendment, no Default or Event of Default has occurred and is continuing, or will result from the consummation of the transactions contemplated by this Amendment.

7. Payment of Expenses. In connection herewith, the Borrowers agree to pay or reimburse the Administrative Agent in accordance with Section 11.7(b) of the Credit Agreement.

8. Limited Effect. Except as expressly provided hereby, all of the terms and provisions of the Credit Agreement and the other Loan Documents are and shall remain in full force and effect. The amendments contained herein shall not be construed as a waiver or amendment of any other provision of the Credit Agreement or the other Loan Documents or for any purpose except as expressly set forth herein or a consent to any further or future action on the part of the Borrowers that would require the waiver or consent of the Administrative Agent or any of the Lenders.

9. Governing Law. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

10. Counterparts. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same agreement, and any of the parties hereto may execute this Amendment by signing any such counterpart. A set of the copies of this Amendment and the Lender Consent Letters signed by all the parties shall be lodged with the Administrative Agent. Delivery of an executed signature page of this Amendment or of a Lender Consent Letter by facsimile transmission or electronic transmission (in pdf format) shall be effective as delivery of a manually executed counterpart hereof.

11. Binding Effect. The execution and delivery of this Amendment by each party hereto shall be binding upon each of such party’s successors and assigns. The execution and delivery of the Lender Consent Letter by any Lender shall be binding upon each of its successors and assigns (including assignees of its Loans in whole or in part prior to effectiveness hereof).

12. Headings, etc. Section or other headings contained in this Amendment are for reference purposes only and shall not in any way affect the meaning or interpretation of this Amendment.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

SEMGROUP CORPORATION, as Borrowers’ Agent and a Borrower

By:	/s/ Robert N. Fitzgerald
Name: Robert N. Fitzgerald
Title: Senior Vice President, Chief Financial Officer and Secretary

SEMCRUDE, L.P., as a Borrower

By:	SemOperating G.P., L.L.C., its General Partner

By:	/s/ Robert N. Fitzgerald
Name: Robert N. Fitzgerald
Title: Chief Financial Officer and Secretary

SEMSTREAM, L.P., as a Borrower

By:	SemOperating G.P., L.L.C., its General Partner

By:	/s/ Robert N. Fitzgerald
Name: Robert N. Fitzgerald
Title: Chief Financial Officer and Secretary

SEMCAMS ULC, as a Borrower

By:	/s/ Robert N. Fitzgerald
Name: Robert N. Fitzgerald
Title: Chief Financial Officer and Secretary

Signature Page to Amendment

SEMCANADA CRUDE COMPANY, as a Borrower

By:	/s/ Robert N. Fitzgerald
Name: Robert N. Fitzgerald
Title: Chief Financial Officer and Secretary

SEMGAS, L.P., as a Borrower

By:	SemOperating G.P., L.L.C., its General Partner

By:	/s/ Robert N. Fitzgerald
Name: Robert N. Fitzgerald
Title: Chief Financial Officer and Secretary

Signature Page to Amendment

AGENT:

BNP PARIBAS, as Administrative Agent

By:	/s/ A-C Mathiot
Name: A-C Mathiot
Title: Managing Director

By:	/s/ Keith Richards
Name: Keith Richards
Title: Vice President

Signature Page to Amendment

Exhibit A

to First Amendment

ACKNOWLEDGMENT AND CONSENT

Reference is made to the FIRST AMENDMENT, dated as of January 7, 2010 (the “Amendment”), to the CREDIT AGREEMENT, dated as of November 30, 2009 (as the same may be further amended, supplemented, extended or restated, or otherwise modified from time to time, the “Credit Agreement”), among SEMGROUP CORPORATION (“Parent”), a corporation organized under the Laws of Delaware, SEMCRUDE, L.P. (“SemCrude”), a limited partnership organized under the Laws of Delaware, SEMSTREAM, L.P. (“SemStream”), a limited partnership organized under the Laws of Delaware, SEMCAMS ULC (“SemCAMS”), an unlimited company organized under the Laws of Nova Scotia, SEMCANADA CRUDE COMPANY (“SemCanada Company”), an unlimited company organized under the Laws of Nova Scotia, SEMGAS, L.P. (“SemGas” and, together with Parent, SemCrude, SemStream, SemCAMS and SemCanada Company, the “Borrowers”, and each a “Borrower”), a limited partnership organized under the Laws of Oklahoma, the several banks and other financial institutions or entities from time to time parties thereto as revolving lenders or as credit-linked lenders, BNP Paribas, a bank organized under the Laws of the Republic of France, as administrative agent (together with any successor Administrative Agent, in such capacity the “Administrative Agent”) and as collateral agent, BNP Paribas Securities Corp., Banc of America Securities LLC and Calyon New York Branch as joint lead arrangers, Bank of America, N.A. as syndication agent and Calyon New York Branch as documentation agent.

Each of the undersigned parties to the New York Security Agreement, the New York Pledge Agreement, the U.S. Mortgage and Security Agreements, the Trademark Security Agreement, the Guarantee, the Canadian Security Agreement, the Canadian Pledge Agreement, the Canadian Debenture, and the other Loan Documents, as applicable, hereby (a) consents to the transactions contemplated by the Amendment and (b) acknowledges and agrees that the guarantees and grants of security interests made by such party contained in the Loan Documents are, and shall remain, in full force and effect after giving effect to the Amendment.

[SIGNATURES FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused this Acknowledgement and Consent to be duly executed and delivered by their respective proper and duly authorized officers as of the date first written above.

SEMGROUP CORPORATION, CHEMICAL PETROLEUM EXCHANGE, INCORPORATED

By:	/s/ Robert N. Fitzgerald
Name: Robert N. Fitzgerald
Title: Senior Vice President, Chief Financial Officer and Secretary

SEMCRUDE, L.P., SEMSTREAM, L.P., SEMGAS, L.P., SEMCANADA, L.P., SEMCANADA II, L.P., SEMMATERIALS, L.P., EAGLWING, L.P., SEMFUEL, L.P., SEMGREEN, L.P., SEMTRUCKING, L.P.

By:	SemOperating G.P., L.L.C., as the General Partner of each of the foregoing

By:	/s/ Robert N. Fitzgerald
Name: Robert N. Fitzgerald
Title: Chief Financial Officer and Secretary

Signature Page to Acknowledgement and Consent

SEMCAP, L.L.C., SEMGROUP ASIA, L.L.C.

By:	SemOperating G.P., L.L.C., as the Member of each of the foregoing

By:	/s/ Robert N. Fitzgerald
Name: Robert N. Fitzgerald
Title: Chief Financial Officer and Secretary

SEMMANAGEMENT, L.L.C., SEMOPERATING G.P., L.L.C., SEMGROUP EUROPE HOLDING, L.L.C.

By:	/s/ Robert N. Fitzgerald
Name: Robert N. Fitzgerald
Title: Chief Financial Officer and Secretary

SEMGROUP SUBSIDIARY HOLDING, L.L.C., SEMDEVELOPMENT, L.L.C.

By:	SemGroup Corporation, as the Member of each of the foregoing

By:	/s/ Robert N. Fitzgerald
Name: Robert N. Fitzgerald
Title: Senior Vice President, Chief Financial Officer and Secretary

Signature Page to Acknowledgement and Consent

SEMFUEL TRANSPORT LLC, SEMPRODUCTS, L.L.C.

By:	SemFuel, L.P., its Member

By:	SemOperating G.P., L.L.C., its General Partner

By:	/s/ Robert N. Fitzgerald
Name: Robert N. Fitzgerald
Title: Chief Financial Officer and Secretary

SEMGAS GATHERING, L.L.C., GREYHAWK GAS STORAGE COMPANY, L.L.C.,

By:	SemGas, L.P., its Member

By:	SemOperating G.P., L.L.C., its General Partner

By:	/s/ Robert N. Fitzgerald
Name: Robert N. Fitzgerald
Title: Chief Financial Officer and Secretary

SEMGAS STORAGE, L.L.C.

By:	/s/ Robert N. Fitzgerald
Name: Robert N. Fitzgerald
Title: Chief Financial Officer and Secretary

Signature Page to Acknowledgement and Consent

STEUBEN DEVELOPMENT COMPANY, LLC

By:	Greyhawk Gas Storage Company, L.L.C., its Member

By:	SemGas, L.P., its Member

By:	SemOperating G.P., L.L.C., its General Partner

By:	/s/ Robert N. Fitzgerald
Name: Robert N. Fitzgerald
Title: Chief Financial Officer and Secretary

SEMBIO, L.L.C.

By:	SemGreen, L.P., its Member

By:	SemOperating G.P., L.L.C., its General Partner

By:	/s/ Robert N. Fitzgerald
Name: Robert N. Fitzgerald
Title: Chief Financial Officer and Secretary

SEMKAN, L.L.C.

By:	/s/ Robert N. Fitzgerald
Name: Robert N. Fitzgerald
Title: Chief Financial Officer and Secretary

Signature Page to Acknowledgement and Consent

GRAYSON PIPELINE, L.L.C.

By:	/s/ Robert N. Fitzgerald
Name: Robert N. Fitzgerald
Title: Chief Financial Officer and Secretary

SEMMATERIALS VIETNAM, L.L.C.

By:	SemMaterials, L.P., its Member

By:	SemOperating G.P., L.L.C., its General Partner

By:	/s/ Robert N. Fitzgerald
Name: Robert N. Fitzgerald
Title: Chief Financial Officer and Secretary

K.C. ASPHALT, L.L.C.

By:	SemMaterials, L.P., its Manager

By:	SemOperating G.P., L.L.C., its General Partner

By:	/s/ Robert N. Fitzgerald
Name: Robert N. Fitzgerald
Title: Chief Financial Officer and Secretary

NEW CENTURY TRANSPORTATION LLC

By:	/s/ Robert N. Fitzgerald
Name: Robert N. Fitzgerald
Title: Chief Financial Officer and Secretary

Signature Page to Acknowledgement and Consent

SEMCAMS ULC

By:	/s/ Robert N. Fitzgerald
Name: Robert N. Fitzgerald
Title: Chief Financial Officer and Secretary

SEMCAMS REDWILLOW ULC

By:	/s/ Robert N. Fitzgerald
Name: Robert N. Fitzgerald
Title: Chief Financial Officer and Secretary

SEMCANADA CRUDE COMPANY

By:	/s/ Robert N. Fitzgerald
Name: Robert N. Fitzgerald
Title: Chief Financial Officer and Secretary

Signature Page to Acknowledgement and Consent

Exhibit B

to First Amendment

LENDER CONSENT LETTER

SEMGROUP

CREDIT AGREEMENT

DATED AS OF NOVEMBER 30, 2009

To:	BNP Paribas,
as Administrative Agent
787 Seventh Avenue, 9th Floor
New York, NY 10019
Attn: Anne-Catherine Mathiot
Phone: 212-841-2531
Fax: 212-841-2536

Ladies and Gentlemen:

Reference is made to the CREDIT AGREEMENT, dated as of November 30, 2009 (as the same may be amended, supplemented, extended or restated, or otherwise modified from time to time, the “Credit Agreement”), among SEMGROUP CORPORATION (“Parent”), a corporation organized under the Laws of Delaware, SEMCRUDE, L.P. (“SemCrude”), a limited partnership organized under the Laws of Delaware, SEMSTREAM, L.P. (“SemStream”), a limited partnership organized under the Laws of Delaware, SEMCAMS ULC (“SemCAMS”), an unlimited company organized under the Laws of Nova Scotia, SEMCANADA CRUDE COMPANY (“SemCanada Company”), an unlimited company organized under the Laws of Nova Scotia, SEMGAS, L.P. (“SemGas” and, together with Parent, SemCrude, SemStream, SemCAMS and SemCanada Company, the “Borrowers”, and each a “Borrower”), a limited partnership organized under the Laws of Oklahoma, the several banks and other financial institutions or entities from time to time parties thereto as revolving lenders or as credit-linked lenders, BNP PARIBAS, a bank organized under the Laws of the Republic of France, as administrative agent (together with any successor Administrative Agent, in such capacity the “Administrative Agent”) and as collateral agent, BNP Paribas Securities Corp., Banc of America Securities LLC and Calyon New York Branch as joint lead arrangers, Bank of America, N.A. as syndication agent and Calyon New York Branch as documentation agent.

The Borrowers have requested that the Required Lenders consent to amend the provisions of the Credit Agreement solely on the terms described in the First Amendment to Credit Agreement, dated as of January 7, 2010, in the form most recently delivered to the undersigned Lender on or prior to the date hereof (the “Amendment”).

Pursuant to Section 11.2 of the Credit Agreement, the undersigned Lender hereby consents to the execution by the Administrative Agent of the Amendment.

Very truly yours,

BNP PARIBAS, as Revolving Lender and Credit Linked Lender

By:	/s/ A-C Mathiot
Name: A-C Mathiot
Title: Managing Director

By:	/s/ Keith Richards
Name: Keith Richards
Title: Vice President

BANK OF AMERICA, N.A., as Revolving Lender

By:	/s/ Patrick Honey
Name: Patrick Honey
Title: Senior Vice President

CALYON NEW YORK BRANCH, as Revolving Lender

By:	/s/ Anne G. Shean
Name: Anne G. Shean
Title: Managing Director

By:	/s/ Michael Kermarrec
Name: Michael Kermarrec
Title: Vice President

The Bank of Nova Scotia, as Revolving Lender

By:	/s/ Diane Emanual
Name: Diane Emanual
Title: Managing Director

Bank of Montreal, as Revolving Lender

By:	/s/ Richard A. Garcia
Name: Richard A. Garcia
Title: Director

Signature Page to Lender Consent Letter to Amendment 1 to Credit Agreement

Bank of Scotland PLC, as Revolving Lender

By:	/s/ Karen Welch
Name: Karen Welch
Title: Vice President

RZB Finance LLC, as Revolving Lender

By:	/s/ Yan Weng
Name: Yan Weng
Title: Vice President

By:	/s/ Pearl Geffers
Name: Pearl Geffers
Title: First Vice President

NATIXIS, NEW YORK BRANCH, as Revolving Lender

By:	/s/ Severine Pardo
Name: Severine Pardo
Title: Director

By:	/s/ illegible
Name: illegible
Title: Managing Director

GRAND CENTRAL ASSET TRUST, STK SERIES, as Credit-Linked Lender

By:	/s/ Adam Jacobs
Name: Adam Jacobs
Title: Attorney-in-Fact

CONTINENTAL CASUALTY COMPANY, as Credit-Linked Lender

By:	/s/ Marilou R. McGin
Name: Marilou R. McGin
Title: Vice President and Assistant Treasurer

Signature Page to Lender Consent Letter to Amendment 1 to Credit Agreement

WESTERN ASSET LEVERED LOAN OPPORTUNITY MASTER FUND, LTD, as Credit-Linked Lender

By:	/s/ Jong Martel
Name: Jong Martel
Title: Authorized Signatory

JOHN HANCOCK FUND II FLOATING RATE INCOME FUND, as Credit-Linked Lender

By:	/s/ Jong Martel
Name: Jong Martel
Title: Authorized Signatory

JOHN HANCOCK TRUST FLOATING RATE INCOME TRUST, as Credit-Linked Lender

By:	/s/ Jong Martel
Name: Jong Martel
Title: Authorized Signatory

WESTERN ASSET OPPORTUNISTIC US DOLLAR HIGH YIELD SECURITIES PORTFOLIO, LLC, as Credit-Linked Lender

By:	/s/ Jong Martel
Name: Jong Martel
Title: Authorized Signatory

WESTERN ASSET FLOATING RATE HIGH INCOME FUND, LLC, as Credit-Linked Lender

By:	/s/ Jong Martel
Name: Jong Martel
Title: Authorized Signatory

FS INVESTMENT CORPORATION, as Credit- Linked Lender

By:	/s/ Daniel H. Smith
Name: Daniel H. Smith
Title: Authorized Signatory

Signature Page to Lender Consent Letter to Amendment 1 to Credit Agreement

J.P. MORGAN WHITEFRIARS INC, as Credit- Linked Lender

By:	/s/ Virgin R. Conway
Name: Virgin R. Conway
Title: Attorney-in-Fact

Signature Page to Lender Consent Letter to Amendment 1 to Credit Agreement

ACCEPTED AND AGREED:

BNP PARIBAS, as Administrative Agent

By:	/s/ A-C Mathiot
Name: A-C Mathiot
Title: Managing Director

By:	/s/ Keith Richards
Name: Keith Richards
Title: Vice President

Signature Page to Lender Consent Letter to Amendment 1 to Credit Agreement